UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2026
ASURE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34522	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Colorado Street, Suite 1800 Austin, Texas		78701
(Address of principal executive offices)		(Zip Code)

512-437-2700
(Registrant’s Telephone Number, including Area Code)
None
(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ASUR	The Nasdaq Capital Market
Series A Junior Participating Preferred Share Purchase Rights	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 12, 2026, we held our 2026 Annual Meeting of Stockholders, at which stockholders voted on proposals to (i) elect the seven directors listed below, each to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified and (ii) ratify the Audit Committee’s appointment of CBIZ CPAs PC as our independent registered public accounting firm for the year ending December 31, 2026. There were 25,826,293 shares of common stock represented either in person or by proxy at the meeting.

The final voting results for each of the proposals are as follows:

Election of Directors (Item 1): The stockholders elected the following individuals as directors of the Company with the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Benjamin Allen	22,947,425	70,954	2,807,914
W. Carl Drew	22,960,093	58,286	2,807,914
Daniel Gill	22,942,922	75,457	2,807,914
Patrick Goepel	21,980,712	1,037,667	2,807,914
Grace Lee	22,204,325	814,054	2,807,914
Bradford Oberwager	22,932,615	85,764	2,807,914
Bjorn Reynolds	20,681,969	2,336,410	2,807,914
Ratification of the Audit Committee’s appointment of CBIZ CPAs PC as our independent registered public accounting firm for the year ending December 31, 2026 (Item 2): The stockholders ratified the appointment of CBIZ CPAs PC as our independent registered public accounting firm for the year ending December 31, 2026. The proposal was supported by 99.75% of the votes cast “for” or “against” it, including abstentions.

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,761,490	18,419	46,384	—

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: May 12, 2026	By:	/s/ John Pence
Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer